EXHIBIT 10.4

                               AMENDMENT NO. 2 TO
                        AGREEMENT OF LIMITED PARTNERSHIP

        This Amendment No.2 to Agreement of Limited Partnership (this "Amendment") is entered into as of the 1st day of October, 1993 by and between OEDC EXPLORATION & PRODUCTION L.P., a Texas limited partnership ("OEDC") and ENRON FINANCE CORP., a Delaware corporation ("EFC").

        Reference is hereby made for all purposes to that certain Agreement of Limited Partnership dated March 2, 1993 creating South Dauphin Partners Ltd., a Texas limited partnership (the "Partnership"), as modified by that certain Agreement Regarding Partnership dated May 18, 1993 and as amended by that certain Amendment No.1 to Agreement of Limited Partnership dated August 10, 1993, all between OEDC and EFC (such documents being collectively herein referred to as the "Partnership Agreement").

        OEDC, on behalf of the Partnership, has agreed to purchase certain interests in the following oil and gas lease (the "Lease"):

               Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act, bearing the Serial Number OCS-G 6847, dated effective July 1, 1984, covering all of Block 865, Mobile, OCS Official Protraction Diagram, NH 16-4, INSOFAR AND ONLY INSOFAR as said operating rights cover depths above the depth of 3800 feet, as encountered in the Gulfstar Operating Company OCS-G 6847 Well No.1.

        In connection with the purchase of such Lease, OEDC, on behalf of the Partnership, has agreed to amend certain agreements between the Partnership and Enron Reserve Acquisition Corp. Such amended agreements are evidenced by various documents of even date herewith, including (i) that certain Letter Agreement attached hereto as Attachment "A" (the "Letter Agreement") and the documents attached thereto as Exhibits A, B and C (I.E. Second Amendment to Conveyance of Production Payment, Second Amendment to Production and Delivery Agreement, and Second Amendment to Excess Gas Purchase Contract), (ii) the Third Amendment to Swap Agreement attached hereto as Attachment "B", (iii) the Second Amendment to Security Agreement attached hereto as Attachment "C" and (iv) the Amendment to Guaranty Agreement attached hereto as Attachment "D." Hereafter, where the terms "Production Payment," "Production and Delivery Agreement" and "Excess Gas Contract" are used in the Partnership Agreement, all such terms shall refer to those documents, as heretofore amended and as further amended by Exhibits A, B and C to the Letter Agreement.

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        The parties hereto do hereby ratify the Partnership Agreement, as modified hereby, and recognize that the Partnership is valid and subsisting and enforceable in accordance therewith and do hereby reaffirm and restate as of the date hereof all of the representations, warranties, covenants and agreements set forth therein, except to the extent that performance of any such agreement has been completed prior to the date hereof.

        IN WITNESS WHEREOF, parties hereto have set their hands as of the date first set forth above.

                                            OEDC EXPLORATION & PRODUCTION L.P.,
                                            as a General Partner and a Limited
                                            Partner of South Dauphin Partners
                                            Ltd., by OEDC, Inc., its General
                                            Partner

                                            By  /S/ GAYLEN J. BYKER
                                                    Gaylen J. Byker
                                                    Vice President

                                            ENRON FINANCE CORP., as a Limited
                                            Partner of South Dauphin Partners
                                            Ltd.

                                            By  /S/ C. JOHN THOMPSON
                                                    C. John Thompson
                                                    Vice President

Attachment "A"       -     Letter Agreement
        Exhibit "A"  -     Second Amendment to Conveyance
        Exhibit "B"  -     Second Amendment to Production and Delivery Agreement
        Exhibit "C"  -     Second Amendment to Excess Gas Contract
Attachment "B"       -     Third Amendment to Swap Agreement
Attachment "C"       -     Second Amendment to Security Agreement
Attachment "D"       -     Amendment to Guaranty Agreement

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